UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2022

QUALTRICS INTERNATIONAL INC.
(Exact name of registrant as specified in charter)

Delaware	001-39952	47-1754215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West River Park Drive
Provo, Utah 84604
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (385) 203-4999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	XM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 26, 2022, Qualtrics International Inc. (the “Company”) issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing its financial results for the three months and full year ended December 31, 2021.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Item 2.02 and Exhibit 99.1 shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On January 24, 2022, Luka Mucic notified the Company of his resignation from the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company, effective as of January 26, 2022. Mr. Mucic’s decision to resign from the Audit Committee was not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Mucic will continue to serve on the Board.

On January 24, 2022, the Board appointed Omar A. Johnson and Ritu Bhargava to the Board as directors, effective as of January 26, 2022. The appointments of Mr. Johnson and Ms. Bhargava fill newly created vacancies resulting from an increase in the size of the Board from nine (9) to eleven (11) directors that was approved by the Board. The Board also appointed Mr. Johnson to serve as a member of the Audit Committee to fill the vacancy created by Mr. Mucic’s resignation. The Board determined that Mr. Johnson is an “independent director” as defined in the Nasdaq listing standards and applicable rules of the Securities and Exchange Commission.

Mr. Johnson founded ØPUS Intelligence, an enterprise software company, in October 2020. Prior to that, Mr. Johnson founded ØPUS United, a professional services company, in June 2017. Prior to founding ØPUS United, Mr. Johnson served as Vice President of Marketing at Apple Inc. from July 2014 to October 2016. Prior to that, Mr. Johnson served in various senior leadership roles at Beats by Dr. Dre, which was acquired by Apple Inc. in 2014, including as Chief Marketing Officer from October 2012 to October 2016 and Vice President of Marketing from October 2010 to October 2012. Mr. Johnson holds a bachelor’s degree in Biology and Chemistry from Georgia State University and an M.B.A. from Emory University, Goizueta Business School.

Mr. Johnson will be compensated for his services as a non-employee director in accordance with the Company’s Non-Employee Director Compensation Program. Pursuant to the Non-Employee Director Compensation Program, in connection with his appointment, Mr. Johnson will be granted an initial award of restricted stock units with a grant date fair value equal to $450,000, which will vest in equal installments on each of the first three anniversaries of February 1, 2022, subject to Mr. Johnson’s continued service as a member of the Board on such dates. In addition, Mr. Johnson will be entitled to receive an annual cash retainer of $45,000 for service on the Board.

Ms. Bhargava has served as the Chief Product Officer of SAP SE (“SAP”) Customer Experience since November 2021. Prior to joining SAP, from December 2011 to October 2021, Ms. Bhargava held various technology leadership positions at salesforce.com, inc., most recently serving as Head of Engineering for Sales Cloud. Prior to that, Ms. Bhargava worked at Oracle Corporation from 2001 to 2011 and was responsible for financial applications in various roles. Ms. Bhargava holds a bachelor’s degree in Economics and Psychology from Lady Shri Ram College, Delhi University, and an M.B.A. in Finance and IT from the University of Lincolnshire in the United Kingdom.

As a non-employee director employed by SAP, Ms. Bhargava will receive no additional compensation for her services on the Board.

The Company will enter into its standard form of indemnification agreement with each of Mr. Johnson and Ms. Bhargava in connection with his and her appointment to the Board, respectively.

There are no arrangements or understandings between Mr. Johnson or Ms. Bhargava, on the one hand, and any other persons, on the other hand, pursuant to which each of Mr. Johnson and Ms. Bhargava was selected as a director. Neither Mr. Johnson nor Ms. Bhargava has any family relationship with any director or executive officer of the Company. Furthermore, there are no transactions between either of Mr. Johnson or Ms. Bhargava and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On January 26, 2022, the Company issued a press release announcing the appointments of Mr. Johnson and Ms. Bhargava to the Board. A copy of this press release is furnished as Exhibit 99.2 to this report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Item 7.01 and Exhibit 99.2 shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	Form of Director and Executive Officer Indemnification Agreement
99.1	Press Release, dated January 26, 2022, announcing financial results for the three months and full year ended December 31, 2021
99.2	Press Release, dated January 26, 2022, announcing the appointment of new directors to the board of directors of Qualtrics International Inc.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

* Incorporated by reference to Exhibit 10.12 filed with the Company’s Registration Statement on Form S-1 (File No. 333-251767), filed with the Securities and Exchange Commission on December 28, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2022		QUALTRICS INTERNATIONAL INC.

	By:	/s/ Blake Tierney
	Name:	Blake Tierney
	Title:	General Counsel